Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Town Sports International Holdings, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2019 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick Walsh, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick Walsh
Patrick Walsh
Chairman and Chief Executive Officer
March 20, 2020